GOLDMAN SACHS ETF TRUST

Goldman Sachs TreasuryAccess 0-1 Year ETF

(the “Fund”)

Supplement dated July 12, 2017 to the

Prospectus dated December 29, 2016 (the “Prospectus”)

Effective immediately, Goldman Sachs Asset Management, L.P., the Fund’s investment adviser, has implemented a management fee waiver for the Fund. Accordingly, the Prospectus is revised as follows:

The following replaces the table and accompanying footnotes under “Summary—Fees and Expenses of the Fund” in the Prospectus:

Shareholder Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.14%
Distribution and Service (12b-1) Fee	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.14%
Fee Waiver[1]	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver	0.12%

[1]	The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.12% as an annual percentage rate of average daily net assets of the Fund. This arrangement will remain in effect through at least July 31, 2018, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

The following replaces in its entirety the “Summary—Expense Example” section of the Prospectus:

This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver for only the first year). The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$12	$43

The following replaces in its entirety the table and paragraph below the table in the “Service Providers—Management Fee and Other Expenses” section of the Prospectus:

Fund	Fee as a Percentage of Average Daily Net Assets

TreasuryAccess 0-1 Year ETF	0.14%

The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.12% as an annual percentage rate of the average daily net assets of the Fund. The management fee waiver will remain in effect through at least July 31, 2018, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

In addition to the management fee waiver described above, the Investment Adviser may waive a portion of its management fee from time to time and may discontinue or modify any such waiver in the future, consistent with the terms of any fee waiver arrangements in place. The Investment Adviser may decide to waive a portion of its management fee to the extent necessary to avoid a negative yield on a given day. Any such waiver would be voluntary and may be terminated at any time.

This Supplement should be retained with your Prospectus for future reference.

TREACCESSFEECHG 07-17